Exhibit 10.2(b)

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of May 27, 2020, is made by and among:

(i)TPG RE Finance Trust, Inc., a Maryland corporation (the “Company”);

(ii)TPG Holdings III, L.P., a Delaware limited partnership (“TPG Holdings”);

(iii)TPG/NJ (RE) Partnership, L.P., a Delaware limited partnership (“TPG/NJ”);

(iii)Careit US Investments LP, a Delaware limited partnership (“Careit”); and

(iv)the State Treasurer of the State of Michigan, Custodian of the Michigan Public School, Employees’ Retirement System (State), Employees’ Retirement System (Michigan), State Police Retirement System and Michigan Judges’ Retirement System (“SMRS” and, together with TPG Holdings, TPG/NJ and Careit, the “Consenting Holders”).

Unless the context requires otherwise, capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

RECITALS

1.The Company, the Lead Investors, the Founding Investors and the Other Investors are parties to that certain Registration Rights Agreement, dated as of December 15, 2014 and attached hereto as Exhibit A (the “Agreement”).

2.Section 4.6 of the Agreement provides that the Agreement may be amended, modified, extended or terminated, and the provisions thereof may be waived, only by an agreement in writing signed by the Company and the Holders of a majority of Registrable Securities under the Agreement.

3.As of the date of this Amendment, there are 31,337,771 Registrable Securities outstanding.

4.As of the date of this Amendment, the Consenting Holders together hold 18,565,770 Registrable Securities, or approximately 59.2% of the total Registrable Securities outstanding as of the date of this Amendment.

5.The Company and the Consenting Holders desire to amend the Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.Amendments.

(a)The Table of Contents of the Agreement is hereby amended to replace “Section 3.7. No Inconsistent Agreements; Additional Rights” with “Section 3.7. RESERVED”.

(b)Section 3.7 of the Agreement is hereby deleted and replaced with the following:

“Section 3.7.RESERVED.”

Section 2.Status. This Amendment amends the Agreement, but only to the extent expressly set forth herein. All other provisions of the Agreement remain in full force and effect.

Section 3.Governing Law. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Section 4.7 of the Agreement, which terms and provisions are incorporated herein by reference.

Section 4.Counterparts. This Amendment may be executed by the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first above written.

TPG RE Finance Trust, Inc.

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President

TPG HOLDINGS III, L.P.

By:	TPG Holdings III-A, L.P., its general partner
By:	TPG Holdings III-A, Inc., its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG/NJ (RE) PARTNERSHIP, L.P.

By:	TPG NJ DASA GENPAR C, L.P., its general partner
By:	TPG DASA Advisors (RE) II, LLC, its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Careit US Investments LP

By:	/s/ Isabelle Martin
Name: Isabelle Martin
Title: Senior Vice President

By:	/s/ Guenhaëlle Surpas-Lemonnier
Name: Guenhaëlle Surpas-Lemonnier
Title: Vice President

State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees’ Retirement System, State Employees’ Retirement System, Michigan State Police Retirement System and Michigan Judges’ Retirement System

By:	/s/ Todd A. Warstler
Name: Todd A Warstler
Title: Senior Investment Manager

[Signature Page – Amendment No. 1 to Registration Rights Agreement]

Exhibit A

Registration Rights Agreement